EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	2Q 2010	2Q 2009

Reported Net Income	$1,063	$682
EPS - Diluted	$1.31	$0.84

Core Results	$1,069	$689
EPS - Diluted	$1.31	$0.85

Total Worldwide Sales Volumes (mboe/day)	747	719

Total Worldwide Crude Oil Realizations ($/BBL)	$72.13	$52.97
Domestic Natural Gas Realizations ($/MCF)	$4.19	$2.87

Wtd. Average Basic Shares O/S (mm)	812.6	811.0
Wtd. Average Diluted Shares O/S (mm)	813.8	814.0

	YTD 2010	YTD 2009

Reported Net Income	$2,127	$1,050
EPS - Diluted	$2.61	$1.29

Core Results	$2,140	$1,096
EPS - Diluted	$2.63	$1.34

Total Worldwide Sales Volumes (mboe/day)	737	716

Total Worldwide Crude Oil Realizations ($/BBL)	$72.01	$46.05
Domestic Natural Gas Realizations ($/MCF)	$4.90	$3.20

Wtd. Average Basic Shares O/S (mm)	812.3	810.8
Wtd. Average Diluted Shares O/S (mm)	813.7	813.7

Shares Outstanding (mm)	812.2	810.8

Cash Flow from Operations	$4,300	$2,200

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,853			$1,853

Chemical	108			108

Midstream, marketing and other	13			13

Corporate
Interest expense, net	(22)			(22)

Other	(83)			(83)

Taxes	(800)			(800)

Income from continuing operations	1,069	-		1,069
Discontinued operations, net of tax	(6)	6	Discontinued operations, net	-
Net Income	$1,063	$6		$1,069

Basic Earnings Per Common Share
Income from continuing operations	$1.31
Discontinued operations, net	-
Net Income	$1.31			$1.31

Diluted Earnings Per Common Share
Income from continuing operations	$1.31
Discontinued operations, net	-
Net Income	$1.31			$1.31

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,083			$1,083

Chemical	115			115

Midstream, marketing and other	63			63

Corporate
Interest expense, net	(23)			(23)

Other	(99)	8	Severance	(91)

Taxes	(455)	(3)	Tax effect of adjustments	(458)

Income from continuing operations	684	5		689
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	-
Net Income	$682	$7		$689

Basic Earnings Per Common Share
Income from continuing operations	$0.84
Discontinued operations, net	-
Net Income	$0.84			$0.85
Diluted Earnings Per Common Share
Income from continuing operations	$0.84
Discontinued operations, net	-
Net Income	$0.84			$0.85

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 First Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$3,672			$3,672

Chemical	138			138

Midstream, marketing and other	107			107

Corporate
Interest expense, net	(58)			(58)

Other	(190)			(190)

Taxes	(1,529)			(1,529)

Income from continuing operations	2,140	-		2,140
Discontinued operations, net of tax	(13)	13	Discontinued operations, net	-
Net Income	$2,127	$13		$2,140

Basic Earnings Per Common Share
Income from continuing operations	$2.63
Discontinued operations, net	(0.02)
Net Income	$2.61			$2.63

Diluted Earnings Per Common Share
Income from continuing operations	$2.63
Discontinued operations, net	(0.02)
Net Income	$2.61			$2.63

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 First Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,628	$8	Rig contract terminations	$1,636

Chemical	284			284

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(43)			(43)

Other	(195)	40	Severance	(140)
		15	Railcar leases

Taxes	(696)	(22)	Tax effect of adjustments	(718)

Income from continuing operations	1,055	41		1,096
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,050	$46		$1,096

Basic Earnings Per Common Share
Income from continuing operations	$1.30
Discontinued operations, net	(0.01)
Net Income	$1.29			$1.35
Diluted Earnings Per Common Share
Income from continuing operations	$1.30
Discontinued operations, net	(0.01)
Net Income	$1.29			$1.34

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Second Quarter		Six Months
	2010	2009	2010	2009

Foreign Exchange Gains & (Losses) *	4	(6)	(1)	31

*Amounts shown after-tax

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2010	2010	2009	2010	2009
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	1,853	1,819	1,083	3,672	1,628
Chemicals	108	30	115	138	284
Midstream, marketing and other	13	94	63	107	77
Corporate & other	(105)	(143)	(122)	(248)	(238)
Pre-tax income	1,869	1,800	1,139	3,669	1,751

Income tax expense
Federal and state	329	307	148	636	160
Foreign	471	422	307	893	536
Total	800	729	455	1,529	696

Income from continuing operations	1,069	1,071	684	2,140	1,055

Worldwide effective tax rate	43%	41%	40%	42%	40%

	2010	2010	2009	2010	2009
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	1,853	1,819	1,083	3,672	1,636
Chemicals	108	30	115	138	284
Midstream, marketing and other	13	94	63	107	77
Corporate & other	(105)	(143)	(114)	(248)	(183)
Pre-tax income	1,869	1,800	1,147	3,669	1,814

Income tax expense
Federal and state	329	307	151	636	182
Foreign	471	422	307	893	536
Total	800	729	458	1,529	718

Core results	1,069	1,071	689	2,140	1,096

Worldwide effective tax rate	43%	41%	40%	42%	40%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	First
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,853	$1,819	$34
Chemical	108	30	78
Midstream, marketing and other	13	94	(81)
Corporate
Interest expense, net	(22)	(36)	14
Other	(83)	(107)	24
Taxes	(800)	(729)	(71)
Income from continuing operations	1,069	1,071	(2)
Discontinued operations, net	(6)	(7)	1
Net Income	$1,063	$1,064	$(1)

Earnings Per Common Share
Basic	$1.31	$1.31	$-
Diluted	$1.31	$1.31	$-

Worldwide Effective Tax Rate	43%	41%	-2%

OCCIDENTAL PETROLEUM
2010 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	First
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,853	$1,819	$34
Chemical	108	30	78
Midstream, marketing and other	13	94	(81)
Corporate
Interest expense, net	(22)	(36)	14
Other	(83)	(107)	24
Taxes	(800)	(729)	(71)
Core Results	$1,069	$1,071	$(2)

Core Results Per Common Share
Basic	$1.31	$1.32	$(0.01)
Diluted	$1.31	$1.32	$(0.01)

Worldwide Effective Tax Rate	43%	41%	-2%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,853	$1,083	$770
Chemical	108	115	(7)
Midstream, marketing and other	13	63	(50)
Corporate
Interest expense, net	(22)	(23)	1
Other	(83)	(99)	16
Taxes	(800)	(455)	(345)
Income from continuing operations	1,069	684	385
Discontinued operations, net	(6)	(2)	(4)
Net Income	$1,063	$682	$381

Earnings Per Common Share
Basic	$1.31	$0.84	$0.47
Diluted	$1.31	$0.84	$0.47

Worldwide Effective Tax Rate	43%	40%	-3%

OCCIDENTAL PETROLEUM
2010 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	Second
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,853	$1,083	$770
Chemical	108	115	(7)
Midstream, marketing and other	13	63	(50)
Corporate
Interest expense, net	(22)	(23)	1
Other	(83)	(91)	8
Taxes	(800)	(458)	(342)
Core Results	$1,069	$689	$380

Core Results Per Common Share
Basic	$1.31	$0.85	$0.46
Diluted	$1.31	$0.85	$0.46

Worldwide Effective Tax Rate	43%	40%	-3%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2010	2009	2010	2009
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
	California	92	90	93	93
	Permian	159	163	159	165
	Midcontinent Gas	18	14	17	13
	Total	269	267	269	271
Natural Gas (MMCF)
	California	293	232	294	224
	Permian	129	124	127	124
	Midcontinent Gas	259	265	257	273
	Total	681	621	678	621
Latin America
Crude Oil (MBBL)
	Argentina	37	37	37	41
	Colombia	27	42	30	41
	Total	64	79	67	82
Natural Gas (MMCF)
	Argentina	32	30	32	32
	Bolivia	15	19	13	17
	Total	47	49	45	49
Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	-	3	-
	Dolphin	23	29	23	26
	Libya	25	14	14	10
	Oman	58	49	57	48
	Qatar	78	82	76	79
	Yemen	32	32	33	37
	Total	219	206	206	200
Natural Gas (MMCF)
	Bahrain	161	-	163	-
	Dolphin	235	282	232	257
	Oman	48	50	50	52
	Total	444	332	445	309

Barrels of Oil Equivalent (MBOE)		747	719	737	716

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2010	2009	2010	2009
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)		269	267	269	271
Natural Gas (MMCF)		681	621	678	621

Latin America
Crude Oil (MBBL)
	Argentina	37	38	37	38
	Colombia	32	41	33	41
	Total	69	79	70	79

Natural Gas (MMCF)		47	49	45	49

Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	-	3	-
	Dolphin	23	29	24	26
	Libya	15	13	15	11
	Oman	60	49	58	47
	Qatar	78	78	76	79
	Yemen	31	35	33	37
	Total	210	204	209	200

Natural Gas (MMCF)		444	332	445	309

Barrels of Oil Equivalent (MBOE)		743	717	743	713

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2010	2009	2010	2009

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	71.66	55.55	72.38	46.43
Natural gas ($/MCF)	4.19	2.87	4.90	3.20

Latin America
Crude Oil ($/BBL)	57.57	46.08	59.37	42.71
Natural Gas ($/MCF)	3.90	2.75	3.63	3.11

Middle East / North Africa
Crude Oil ($/BBL)	77.50	53.43	76.31	47.60

Total Worldwide
Crude Oil ($/BBL)	72.13	52.97	72.01	46.05
Natural Gas ($/MCF)	2.90	2.34	3.30	2.61

	Second Quarter		Six Months
	2010	2009	2010	2009
Exploration Expense
United States	$42	$35	$72	$62
Latin America	4	8	5	10
Middle East / North Africa	27	10	52	38
Other Eastern Hemisphere	-	1	-	2
TOTAL REPORTED	$73	$54	$129	$112

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
Capital Expenditures ($MM)		2010	2009	2010	2009
Oil & Gas
California		$180	$128	$329	$284
Permian		81	82	154	271
Midcontinent Gas		49	12	86	68
Latin America		112	118	215	308
Middle East / North Africa		252	262	515	534
Exploration		35	29	92	77
Chemicals		50	40	80	71
Midstream, marketing and other		104	143	228	265
Corporate		5	17	17	24
	TOTAL	$868	$831	$1,716	$1,902

Depreciation, Depletion &		Second Quarter		Six Months
Amortization of Assets ($MM)		2010	2009	2010	2009
Oil & Gas
Domestic		$349	$304	$700	$615
Latin America		105	155	247	323
Middle East / North Africa		300	179	559	387
Chemicals		81	73	161	144
Midstream, marketing and other		36	26	73	49
Corporate		5	5	10	10
	TOTAL	$876	$742	$1,750	$1,528

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

		30-Jun-10	31-Dec-09

CAPITALIZATION

Long-Term Debt (including current maturities)		$2,523	$2,796

Others		-	25

	Total Debt	$2,523	$2,821

EQUITY		$30,912	$29,159

Total Debt To Total Capitalization		8%	9%